UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): January 10, 2023

ChargePoint Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)
(408) 841-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported by ChargePoint Holdings, Inc. (the “Company”) in its Current Report on Form 8-K dated December 22, 2022, Eric Sidle resigned as the Company’s Chief Technology Officer effective as of January 31, 2023.

In connection with Mr. Sidle’s resignation, on January 10, 2023, Mr. Sidle, the Company and its wholly owned subsidiary, ChargePoint, Inc., entered into a Transition and Separation Agreement and General Release (the “Sidle Agreement”). Under the terms of the Sidle Agreement, Mr. Sidle will continue to provide transition services through March 30, 2023 (the “Transition Period”) and, during the Transition Period, will continue to receive payment of his base salary as in effect on his resignation date and participate in the Company’s welfare and retirement benefit plans, subject to the terms and conditions of those plans. Mr. Sidle’s equity incentive awards will remain outstanding and continue to vest in accordance with their terms during the Transition Period. In addition, Mr. Sidle will be eligible to receive his fiscal 2023 bonus, as and if such fiscal 2023 bonus is approved by the Company's board of directors.

Following the conclusion of the Transition Period, Mr. Sidle’s employment with the Company will terminate and he will be eligible to receive severance benefits in accordance with the terms of his existing Severance and Change in Control Agreement, as described in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on May 27, 2022, as well as reimbursement for the employer portion of monthly COBRA premiums until September 30, 2023.

The above description of the Sidle Agreement is not complete and is qualified in its entirety by reference to the full text of the Sidle Agreement, which is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for its fiscal year ended January 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex S. Jackson
Name: Rex S. Jackson
Title: Chief Financial Officer
Date: January 12, 2023